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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2003

                          The Boston Beer Company, Inc.
             (Exact name of registrant as specified in its chapter)

         Massachusetts                  01-14092            04-328-4048
  (State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)              File Number)      Identification No.)

           75 Arlington Street, Boston, MA                       02116
       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (617) 368-5000
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The Board of Directors of the Company has increased by $10,000,000 to $80,000,000 the aggregate expenditure limitation on the Company's Class A Common Stock repurchase program. As of the date of this report, the Company has repurchased a total of approximately 6,803,000 shares under this program at an aggregate cost of approximately $69,990,000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      The press release issued by the Registrant on August 19, 2003 is attached hereto as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The Boston Beer Company, Inc.
                                               (Registrant)

                                           /s/ Martin F. Roper
                                      ---------------------------------
Date: August 19, 2003                         Martin F. Roper
                                      President, C.E.O. and Treasurer
                                               (Signature)*

*Print name and title of the signing officer under his signature.


EXHIBIT

      99. Press release of The Boston Beer Company, Inc. dated August 19, 2003.




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